Exhibit 24

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Thomas J. Barrack, Jr.

Print Name: Thomas J. Barrack, Jr.

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Kirbyjon H. Caldwell

Print Name: Kirbyjon H. Caldwell

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Lawrence W. Kellner

Print Name: Lawrence W. Kellner

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Chris T. Kenny

Print Name: Chris T. Kenny

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Douglas H. McCorkindale

Print Name: Douglas H. McCorkindale

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Henry L. Meyer III

Print Name: Henry L. Meyer III

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Jeffrey J. Misner

Print Name: Jeffrey J. Misner

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Oscar Munoz

Print Name: Oscar Munoz

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ George G.C. Parker

Print Name: George G.C. Parker

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Jeffery A. Smisek

Print Name: Jeffery A. Smisek

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Karen Hastie Williams

Print Name: Karen Hastie Williams

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Ronald B. Woodard

Print Name: Ronald B. Woodard

POWER OF ATTORNEY

The undersigned officer and/or director of Continental Airlines, Inc. (the "Company") does hereby constitute and appoint Jennifer L. Vogel, Lori A. Gobillot and James von Atzingen, or any of them, as the undersigned's true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Registration Statement on Form S-8 relating to the additional 1,500,000 million shares of Class B common stock reserved for issuance under the Continental Airlines, Inc. Incentive Plan 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director and/or officer of the Company the Registration Statement and any and all amendments (including post-effective amendments) thereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

June 6, 2006

By: /s/ Charles A. Yamarone

Print Name: Charles A. Yamarone